UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-3430

Oppenheimer Limited-Term Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 11/29/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS November 29, 2013* Unaudited

	Principal Amount	Value
Asset-Backed Securities—7.1%
American Credit Acceptance Receivables Trust, Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	$ 505,000	$504,954
AmeriCredit Automobile Receivables Trust:
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]	1,305,000	1,364,359
Series 2012-4, Cl. D, 2.68%, 10/9/18	950,000	963,580
Series 2013-1, Cl. D, 2.09%, 2/8/19	1,675,000	1,673,362
Series 2013-2, Cl. D, 2.42%, 5/8/19	2,505,000	2,502,437
Series 2013-3, Cl. D, 3.00%, 7/8/19	1,600,000	1,622,238
Series 2013-5, Cl. D, 2.86%, 12/8/19	725,000	727,825
California Republic Auto Receivables Trust, Series 2013-2, Cl. C, 3.32%, 8/17/20	1,230,000	1,231,138
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	1,085,000	1,069,412
Series 2013-4, Cl. D, 3.22%, 5/20/19	560,000	561,012
Carfinance Capital Auto Trust, Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]	2,815,000	2,824,533
CPS Auto Receivables Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	649,526	653,781
Credit Acceptance Auto Loan Trust, Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]	430,000	433,249
DT Auto Owner Trust:
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]	2,305,000	2,355,787
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	965,000	971,085
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	2,285,000	2,307,970
Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	170,000	169,013
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	2,165,000	2,194,964
First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]	810,000	853,214
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]	880,000	887,878
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	650,000	639,483
Ford Credit Floorplan Master Owner Trust A, Series 2013-3, Cl. D, 1.74%, 6/15/17	860,000	862,808
Navistar Financial Dealer Note Master Trust, Series 2013-2, Cl. D, 2.416%, 9/25/18[1,2]	2,055,000	2,056,086
Santander Drive Auto Receivables Trust:
Series 2012-3, Cl. D, 3.64%, 5/15/18	3,305,000	3,480,438
Series 2012-5, Cl. D, 3.30%, 9/17/18	1,480,000	1,533,188
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]	3,500,000	3,512,087
Series 2013-1, Cl. D, 2.27%, 1/15/19	3,450,000	3,434,696
Series 2013-2, Cl. D, 2.57%, 3/15/19	4,110,000	4,122,688
Series 2013-3, Cl. D, 2.42%, 4/15/19	3,465,000	3,453,922
Series 2013-5, Cl. D, 2.73%, 10/15/19	1,750,000	1,751,834
SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]	60,000	61,522
Series 2013-1A, Cl. B, 2.09%, 7/16/18[1]	745,000	744,553
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	830,000	828,328
Structured Asset Securities Corp., Interest-Only Stripped Pass-Through Certificates, Series 2002-AL1, Cl. AIO, 0.368%, 2/25/32[3]	6,238,139	670,934
United Auto Credit Securitization Trust:
Series 2012-1, Cl. B, 1.87%, 9/15/15[1]	1,435,000	1,435,108
Series 2012-1, Cl. C, 2.52%, 3/15/16[1]	1,040,000	1,040,048
Series 2013-1, Cl. B, 1.74%, 4/15/16[1]	1,285,000	1,284,281
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]	820,000	819,529

1      Oppenheimer Limited-Term Bond Fund

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities Continued
United Auto Credit Securitization Trust: Continued
Series 2013-1, Cl. D, 2.90%, 12/15/17[1]	$ 145,000	$ 144,920
Total Asset-Backed Securities (Cost $57,270,347)		57,748,244
Mortgage-Backed Obligations—56.1%
Government Agency—44.8%
FHLMC/FNMA/FHLB/Sponsored—44.1%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	52,519	55,752
5.00%, 7/1/33-6/1/34	1,238,628	1,352,659
5.50%, 9/1/39	4,081,388	4,478,536
6.00%, 1/1/22-7/1/24	1,409,884	1,555,540
6.50%, 4/1/18-4/1/34	931,661	1,025,393
7.00%, 8/1/16-3/1/35	3,022,428	3,496,808
7.50%, 1/1/32-2/1/32	1,856,204	2,232,231
8.00%, 4/1/16	136,527	142,310
9.00%, 8/1/22-5/1/25	64,960	72,910
11.50%, 6/1/20-11/17/20	11,617	11,727
12.50%, 7/1/19	1,181	1,209
13.00%, 8/1/15	680	688
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 11.619%, 2/1/28[3]	111,190	19,644
Series 205, Cl. IO, 15.651%, 9/1/29[3]	791,986	153,784
Series 206, Cl. IO, 0.00%, 12/1/29[3,4]	240,757	66,750
Series 243, Cl. 6, 0.00%, 12/15/32[3,4]	324,143	49,174
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	3,473,936	3,517,814
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	21,140	23,599
Series 1644, Cl. S, 2.407%, 12/15/23[2]	3,440,407	3,534,172
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,779,261	2,034,935
Series 2116, Cl. ZA, 6.00%, 1/15/29	1,038,723	1,165,456
Series 2148, Cl. ZA, 6.00%, 4/15/29	1,672,393	1,874,600
Series 2220, Cl. PD, 8.00%, 3/15/30	125,658	147,902
Series 2326, Cl. ZP, 6.50%, 6/15/31	196,608	224,663
Series 2344, Cl. FP, 1.118%, 8/15/31[2]	291,159	297,139
Series 2368, Cl. PR, 6.50%, 10/15/31	810,485	926,636
Series 2427, Cl. ZM, 6.50%, 3/1/32	694,855	786,232
Series 2451, Cl. FD, 1.168%, 3/15/32[2]	189,089	193,273
Series 2461, Cl. PZ, 6.50%, 6/1/32	451,111	514,694
Series 2464, Cl. FI, 1.168%, 2/15/32[2]	176,854	180,369
Series 2465, Cl. PG, 6.50%, 6/15/32	612,623	693,042
Series 2470, Cl. LF, 1.168%, 2/15/32[2]	177,374	180,899
Series 2471, Cl. FD, 1.168%, 3/15/32[2]	269,604	274,984
Series 2500, Cl. FD, 0.668%, 3/15/32[2]	361,408	363,585
Series 2517, Cl. GF, 1.168%, 2/15/32[2]	140,570	143,364
Series 2526, Cl. FE, 0.568%, 6/15/29[2]	413,646	414,486
Series 2530, Cl. FD, 0.668%, 2/15/32[2]	364,970	367,716
Series 2538, Cl. F, 0.768%, 12/15/32[2]	367,465	370,012
Series 2551, Cl. FD, 0.568%, 1/15/33[2]	269,524	270,124
Series 2551, Cl. LF, 0.668%, 1/15/33[2]	19,861	19,993
Series 2630, Cl. MB, 4.50%, 6/15/18	505,000	541,657

2      Oppenheimer Limited-Term Bond Fund

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2668, Cl. AZ, 4.00%, 9/15/18	$ 326,067	$344,127
Series 3015, Cl. GM, 5.00%, 8/15/35	8,440,000	9,264,309
Series 3134, Cl. FA, 0.468%, 3/15/36[2]	4,568,531	4,566,998
Series 3465, Cl. HA, 4.00%, 7/15/17	147,930	151,451
Series 3617, Cl. DC, 4.00%, 7/15/27	1,018,741	1,038,883
Series 3822, Cl. JA, 5.00%, 6/1/40	1,283,842	1,355,445
Series 3848, Cl. WL, 4.00%, 4/1/40	1,615,010	1,732,451
Series 3917, Cl. BA, 4.00%, 6/15/38	1,513,616	1,585,178
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 51.855%, 7/17/28[3]	171,110	35,120
Series 2079, Cl. S, 46.073%, 7/17/28[3]	313,054	62,960
Series 2122, Cl. S, 38.746%, 2/15/29[3]	879,762	169,445
Series 2304, Cl. SK, 47.671%, 6/15/29[3]	943,228	175,930
Series 2493, Cl. S, 50.042%, 9/15/29[3]	234,332	46,392
Series 2526, Cl. SE, 36.412%, 6/15/29[3]	366,865	70,941
Series 2795, Cl. SH, 13.828%, 3/15/24[3]	2,783,389	355,886
Series 2802, Cl. AS, 0.00%, 4/15/33[3,4]	59,080	977
Series 2920, Cl. S, 56.666%, 1/15/35[3]	2,173,017	357,955
Series 2922, Cl. SE, 8.793%, 2/15/35[3]	498,847	82,674
Series 3004, Cl. SB, 99.999%, 7/15/35[3]	3,046,424	431,790
Series 3201, Cl. SG, 7.739%, 8/15/36[3]	1,366,305	243,750
Series 3397, Cl. GS, 15.495%, 12/15/37[3]	334,087	60,544
Series 3424, Cl. EI, 1.271%, 4/15/38[3]	372,389	39,333
Series 3450, Cl. BI, 14.50%, 5/15/38[3]	3,729,701	536,385
Series 3606, Cl. SN, 6.71%, 12/15/39[3]	815,965	137,921
Series 3659, Cl. IE, 0.00%, 3/15/19[3,4]	3,308,647	286,632
Series 3685, Cl. EI, 0.00%, 3/15/19[3,4]	2,694,167	201,043
Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Series 237, Cl. F16, 0.668%, 5/15/36[2]	2,028,978	2,043,666
Federal National Mortgage Assn. Pool:
2.577%, 10/1/36[2]	8,540,738	9,071,617
3.00%, 12/1/26[5]	57,460,000	59,228,694
3.50%, 12/25/28[5]	50,700,000	53,437,009
4.00%, 12/1/26-12/1/43[5]	56,265,000	58,900,666
4.50%, 12/1/28[5]	2,335,000	2,484,860
4.50%, 2/1/19-12/1/20	5,067,417	5,406,177
5.00%, 12/1/41[5]	7,987,000	8,683,993
5.00%, 12/1/17-6/1/22	9,427,005	10,078,818
5.50%, 2/1/35-5/1/36	1,336,119	1,464,965
6.00%, 6/1/30-3/1/37	9,952,556	11,067,396
6.50%, 6/1/17-1/1/34	7,950,947	8,917,900
7.00%, 11/1/17-11/1/35	5,935,708	6,768,709
7.50%, 2/1/27-8/1/33	4,902,051	5,750,921
8.00%, 12/1/22	15,899	18,582
8.50%, 7/1/32	33,059	38,666
11.00%, 7/1/16	6,291	6,724
11.50%, 11/1/15	8,370	8,439
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 43.541%, 5/1/23[3]	684,355	144,814
Series 252, Cl. 2, 43.379%, 11/1/23[3]	336,618	72,592

3      Oppenheimer Limited-Term Bond Fund

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Series 303, Cl. IO, 40.377%, 11/1/29[3]	$ 2,877,638	$775,603
Series 319, Cl. 2, 22.159%, 2/1/32[3]	573,738	107,054
Series 321, Cl. 2, 8.599%, 4/1/32[3]	833,249	154,547
Series 324, Cl. 2, 3.684%, 7/1/32[3]	355,206	90,595
Series 328, Cl. 2, 0.00%, 12/1/32[3,4]	2,203,163	334,274
Series 334, Cl. 12, 0.00%, 3/1/33[3,4]	1,262,806	234,516
Series 339, Cl. 7, 0.00%, 8/1/33[3,4]	1,037,176	179,438
Series 351, Cl. 10, 0.00%, 4/1/34[3,4]	899,691	151,968
Series 351, Cl. 8, 0.00%, 4/1/34[3,4]	824,640	140,133
Series 356, Cl. 10, 0.00%, 6/1/35[3,4]	610,183	102,291
Series 356, Cl. 12, 0.00%, 2/1/35[3,4]	300,562	50,008
Series 362, Cl. 13, 0.00%, 8/1/35[3,4]	539,016	90,937
Series 364, Cl. 15, 0.00%, 9/1/35[3,4]	743,544	123,324
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Series 327, Cl. 1, 11.467%, 9/1/32[6]	150,761	137,742
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1992-161, Cl. H, 7.50%, 9/25/22	2,010,926	2,337,978
Series 1993-87, Cl. Z, 6.50%, 6/25/23	572,672	648,521
Series 1999-54, Cl. LH, 6.50%, 11/25/29	416,353	467,932
Series 2001-51, Cl. OD, 6.50%, 10/25/31	1,802,156	2,015,055
Series 2001-69, Cl. PF, 1.166%, 12/25/31[2]	410,358	418,523
Series 2002-29, Cl. F, 1.166%, 4/25/32[2]	187,910	191,712
Series 2002-52, Cl. FD, 0.666%, 9/25/32[2]	281,460	283,493
Series 2002-59, Cl. F, 0.566%, 9/25/32[2]	852,204	853,844
Series 2002-60, Cl. FH, 1.166%, 8/25/32[2]	338,961	345,889
Series 2002-64, Cl. FJ, 1.166%, 4/25/32[2]	57,843	59,014
Series 2002-68, Cl. FH, 0.668%, 10/18/32[2]	111,504	112,199
Series 2003-112, Cl. AN, 4.00%, 11/25/18	743,429	786,027
Series 2003-116, Cl. FA, 0.566%, 11/25/33[2]	202,317	202,702
Series 2003-119, Cl. FK, 0.666%, 5/25/18[2]	4,820,155	4,836,023
Series 2003-130, Cl. CS, 13.768%, 12/25/33[2]	271,700	330,671
Series 2003-26, Cl. XF, 0.616%, 3/25/23[2]	1,044,299	1,049,894
Series 2003-28, Cl. KG, 5.50%, 4/25/23	2,079,475	2,298,962
Series 2004-72, Cl. FB, 0.666%, 9/25/34[2]	1,431,173	1,437,671
Series 2005-104, Cl. MC, 5.50%, 12/25/25	3,097,329	3,430,523
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,280,000	2,572,195
Series 2005-69, Cl. LE, 5.50%, 11/25/33	4,392	4,391
Series 2006-11, Cl. PS, 23.958%, 3/25/36[2]	364,597	566,136
Series 2006-46, Cl. SW, 23.591%, 6/25/36[2]	249,417	384,709
Series 2006-50, Cl. KS, 23.591%, 6/25/36[2]	526,577	823,429
Series 2006-50, Cl. SK, 23.591%, 6/25/36[2]	1,053,349	1,647,014
Series 2007-109, Cl. NF, 0.716%, 12/25/37[2]	2,166,513	2,186,661
Series 2007-9, Cl. LE, 5.50%, 3/25/37	2,000,000	2,240,567
Series 2008-14, Cl. BA, 4.25%, 3/25/23	330,616	350,061
Series 2009-114, Cl. AC, 2.50%, 12/25/23	1,579,313	1,615,693
Series 2009-36, Cl. FA, 1.106%, 6/25/37[2]	1,360,116	1,373,737
Series 2009-70, Cl. NT, 4.00%, 8/25/19	496,745	523,483
Series 2010-43, Cl. KG, 3.00%, 1/25/21	845,451	877,216
Series 2011-122, Cl. EC, 1.50%, 1/25/20	4,504,663	4,534,028
Series 2011-15, Cl. DA, 4.00%, 3/25/41	1,172,892	1,246,225
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,929,461	2,118,189
Series 2011-6, Cl. BA, 2.75%, 6/25/20	2,200,365	2,272,557
Series 2011-69, Cl. EA, 3.00%, 11/25/29	1,465,526	1,505,639

4      Oppenheimer Limited-Term Bond Fund

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2011-82, Cl. AD, 4.00%, 8/25/26	$ 1,874,052	$1,983,773
Series 2011-88, Cl. AB, 2.50%, 9/25/26	1,326,436	1,362,649
Series 2012-20, Cl. FD, 0.566%, 3/25/42[2]	879,336	878,522
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 30.555%, 11/18/31[3]	683,981	126,091
Series 2001-63, Cl. SD, 31.857%, 12/18/31[3]	278,872	54,625
Series 2001-68, Cl. SC, 21.307%, 11/25/31[3]	177,741	36,976
Series 2001-81, Cl. S, 28.401%, 1/25/32[3]	177,145	39,140
Series 2002-28, Cl. SA, 36.836%, 4/25/32[3]	181,044	37,318
Series 2002-38, Cl. SO, 46.146%, 4/25/32[3]	297,326	54,112
Series 2002-39, Cl. SD, 39.453%, 3/18/32[3]	314,245	65,987
Series 2002-41, Cl. S, 59.436%, 7/25/32[3]	1,087,234	219,141
Series 2002-48, Cl. S, 32.232%, 7/25/32[3]	282,626	56,646
Series 2002-52, Cl. SD, 35.74%, 9/25/32[3]	281,460	57,579
Series 2002-52, Cl. SL, 35.063%, 9/25/32[3]	185,302	37,781
Series 2002-53, Cl. SK, 36.098%, 4/25/32[3]	196,017	40,679
Series 2002-56, Cl. SN, 33.983%, 7/25/32[3]	386,187	81,825
Series 2002-77, Cl. IS, 44.088%, 12/18/32[3]	506,556	107,850
Series 2002-77, Cl. SH, 40.554%, 12/18/32[3]	262,912	55,905
Series 2002-9, Cl. MS, 28.567%, 3/25/32[3]	296,819	55,600
Series 2003-23, Cl. ES, 0.00%, 10/25/22[3,4]	476,694	11,154
Series 2003-25, Cl. IK, 24.175%, 4/25/33[3]	4,512,238	872,118
Series 2003-33, Cl. SP, 31.729%, 5/25/33[3]	659,056	143,854
Series 2003-4, Cl. S, 31.35%, 2/25/33[3]	421,168	83,677
Series 2005-12, Cl. SC, 11.529%, 3/25/35[3]	249,866	59,460
Series 2005-14, Cl. SE, 41.66%, 3/25/35[3]	1,881,232	336,722
Series 2005-40, Cl. SB, 55.817%, 5/25/35[3]	1,396,250	310,701
Series 2005-52, Cl. JH, 7.448%, 5/25/35[3]	792,452	140,935
Series 2005-6, Cl. SE, 16.728%, 2/25/35[3]	2,658,115	412,432
Series 2007-88, Cl. XI, 28.242%, 6/25/37[3]	1,078,005	152,695
Series 2008-55, Cl. SA, 15.937%, 7/25/38[3]	686,802	113,716
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	1,531,064	141,939
Series 2010-95, Cl. DI, 0.00%, 11/25/20[3,4]	4,267,283	333,616
Series 2012-40, Cl. PI, 2.738%, 4/25/41[3]	2,128,392	405,638
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1995-2B, Cl. 2IO, 24.145%, 6/1/25[3]	4,214,149	103,506
		361,301,544
GNMA/Guaranteed—0.7%
Government National Mortgage Assn. I Pool:
6.50%, 11/15/23-12/15/23	43,002	48,005
7.00%, 1/15/28-8/15/28	255,277	287,799
7.50%, 2/15/22-11/15/26	170,694	185,805
8.00%, 9/15/16-8/15/28	36,159	37,710
8.50%, 8/15/17-12/15/17	99,451	105,525
9.50%, 7/15/18-12/15/19	4,686	4,721
10.00%, 8/15/17-8/15/19	30,485	31,076
10.50%, 12/15/15-12/15/20	78,459	80,229
Government National Mortgage Assn. II Pool:
1.625%, 4/20/17[2]	6,079	6,328
7.00%, 1/20/30	57,883	66,800

5      Oppenheimer Limited-Term Bond Fund

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
GNMA/Guaranteed Continued
Government National Mortgage Assn. II Pool: Continued
11.00%, 10/20/19-7/20/20	$ 63,118	$65,290
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-6, Cl. SA, 61.418%, 3/16/28[3]	402,677	83,185
Series 2007-17, Cl. AI, 13.993%, 4/16/37[3]	3,158,458	545,048
Series 2011-52, Cl. HS, 8.519%, 4/16/41[3]	5,130,923	914,508
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/1/29	2,982,197	3,568,378
Series 2000-12, Cl. ZA, 8.00%, 2/16/30	744,533	885,860
Series 2009-46, Cl. HC, 5.00%, 11/1/34	123,033	125,578
		7,041,845
Non-Agency—11.3%
Commercial—9.0%
Banc of America Commercial Mortgage Trust, Series 2006-5, Cl. AM, 5.448%, 9/10/47	2,500,000	2,681,401
BCAP LLC Trust, Mtg. Pass-Through Certificates:
Series 2012-RR2, Cl. 6A3, 2.742%, 9/26/35[1,2]	2,472,662	2,505,518
Series 2012-RR6, 2.404%, 11/26/36[1]	3,076,903	3,095,579
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Cl. A1, 2.43%, 10/25/35[2]	468,977	462,503
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24[3,4,7]	3,765,545	175,323
Citigroup Commercial Mortgage Trust, Series 20113-GCJ11, 4.607%, 4/10/46[1]	880,000	770,682
Citigroup Mortgage Loan Trust, Inc., Mtg.-Backed Nts.:
Series 2006-AR1, Cl. 1A1, 2.55%, 10/25/35[2]	4,525,632	4,396,694
Series 2012-8, Cl. 1A1, 2.659%, 10/25/35[1,2]	4,240,011	4,259,735
COMM Mortgage Trust:
Series 2012-CR4, Cl. D, 4.577%, 10/15/45[1,2]	270,000	245,090
Series 2012-CR5, Cl. E, 4.335%, 12/10/45[1,2]	420,000	368,409
Series 2013-CR7, Cl. D, 4.36%, 3/10/46[1,2]	955,000	811,832
Series 2013-CR11, Cl. C, 5.34%, 10/10/46[1,2]	735,000	745,568
Series 2013-LC13, Cl. C, 5.218%, 8/10/46[1,2]	385,000	392,956
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1, Cl. XPA, 0.00%, 7/10/46[1,3,4]	20,853,834	873,890
Series 2012-CR5, Cl. XA, 1.44%, 12/10/45[3]	17,468,113	1,880,329
Countrywide Home Loans, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	3,033,797	3,026,098
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Cl. AJ, 5.465%, 2/15/39[2]	2,650,000	2,827,778
Credit Suisse Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2006-C4, Cl. AM, 5.509%, 9/15/39	1,850,000	1,998,417
Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[2]	2,250,000	2,381,066
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.557%, 11/10/46[1,2]	400,000	397,646
EverBank Mortgage Loan Trust, Series 2013-1, Cl. A1, 2.25%, 3/25/43[1,2]	1,297,747	1,174,661
FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.618%, 11/25/45[1,2]	515,000	440,027
Series 2013-K26, Cl. C, 3.60%, 12/25/45[1,2]	345,000	293,320
Series 2013-K27, Cl. C, 3.497%, 1/25/46[1,2]	530,000	447,608
Series 2013-K28, Cl. C, 3.494%, 6/25/46[1,2]	530,000	439,173
Series 2013-K712, Cl. C, 3.367%, 5/25/45[1,2]	890,000	809,498

6      Oppenheimer Limited-Term Bond Fund

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Continued
FREMF Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2013-K30, Cl. C, 3.666%, 6/25/45[1,2]	$ 855,000	$714,310
Series 2013-K713, Cl. C, 3.274%, 4/25/46[1,2]	2,670,000	2,394,743
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.221%, 7/25/35[2]	866,224	859,938
Heller Financial Commercial Mortgage Asset Corp., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2000-PH1, Cl. X, 0%, 1/17/34[1,3,4]	4,126,475	57,218
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[2]	1,655,000	1,738,501
JP Morgan Chase Commercial Mortgage Securities Trust, Commercial Mtg. Pass-Through Certificates:
Series 2006-LDP7, Cl. AJ, 6.056%, 4/15/45[2]	1,265,000	1,276,990
Series 2013-C10, Cl. C, 4.299%, 12/15/47[2]	1,975,000	1,904,377
JPMBB Commercial Mortgage Securities Trust, Commercial Mtg. Pass-Through Certificates:
Series 2013-C14, Cl. C, 4.713%, 8/15/46[2]	1,700,000	1,686,421
Series 2013-C14, Cl. D, 4.713%, 8/15/46[1,2]	855,000	756,216
LB-UBS Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. AM, 6.114%, 7/15/40[2]	1,010,000	1,115,656
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/26/24[2,7]	142,882	124,967
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.664%, 11/15/45[1,2]	810,000	734,091
Series 2013-C7, Cl. D, 4.304%, 2/15/46[1,2]	980,000	856,556
Series 2013-C8, Cl. D, 4.172%, 12/15/48[1,2]	710,000	607,118
Morgan Stanley Bank of America Merrill Lynch Trust, Commercial Mtg. Pass-Through Certificates, Series 2013-C12, Cl. C, 4.93%, 10/15/46[2]	735,000	726,840
Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	2,215,000	2,422,126
Morgan Stanley Reremic Trust, Re-Securitization Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1A, 2.07%, 11/26/36[1,2]	4,184,618	4,156,227
Sequoia Mortgage Trust, Mtg. Pass-Through Certificates, Series 2012-2, Cl. A2, 3.50%, 4/25/42[2]	922,496	929,194
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.891%, 5/1/63[1,2]	380,000	340,148
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Cl. AM, 5.383%, 12/15/43	850,000	924,466
Wells Fargo Mortgage-Backed Securities Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.61%, 2/25/35[2]	4,141,993	4,141,459
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.46%, 12/15/45[1,2]	935,000	822,797
Series 2012-C7, Cl. E, 4.848%, 6/15/45[1,2]	710,000	652,225
Series 2012-C8, Cl. E, 4.878%, 8/15/45[1,2]	800,000	744,583
Series 2013-C11, Cl. D, 4.184%, 3/15/45[1,2]	416,000	361,045
Series 2013-C15, Cl. D, 4.486%, 8/15/46[1,2]	1,250,000	1,087,696
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0%, 3/15/44[1,3,4]	14,304,775	983,353
		71,020,062
Multi-Family—0.1%
Wells Fargo Mortgage-Backed Securities Trust, Mtg. Pass Through Certificates, Series 2005-AR15, Cl. 1A2, 2.613%, 9/25/35[2]	1,189,275	1,166,677

7      Oppenheimer Limited-Term Bond Fund

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential—2.2%
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.126%, 5/25/34[2]	$ 3,585,047	$3,467,381
Banc of America Commercial Mortgage Trust, Series 2007-4, Cl. AM, 5.813%, 2/1/51[2]	2,990,000	3,337,665
Countrywide Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.021%, 5/25/36[2]	471,414	464,918
Countrywide Home Loans, Mtg. Pass-Through Certificates:
Series 2005-J4, Cl. A7, 5.50%, 11/1/35	2,257,177	2,311,386
Series 2007-HY3, Cl. 1A1, 2.758%, 6/1/47[2]	2,670,593	2,376,171
Merrill Lynch Mortgage Investors Trust, Mtg. Pass-Through Certificates, Series 2005-A1, Cl. 2A1, 2.537%, 12/25/34[2]	215,398	219,719
MLCC Mortgage Investors, Inc., Mtg. Pass-Through Certificates, Series 2006-3, Cl. 2A1, 2.349%, 10/25/36[2]	1,992,205	1,907,699
RALI Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/1/36	16,892	13,178
WaMu Mortgage Pass-Through Certificates Trust, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 4A1, 2.517%, 2/25/37[2]	3,564,315	3,116,651
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	726,049	749,169
		17,963,937
Total Mortgage-Backed Obligations (Cost $446,031,420)		458,494,065
U.S. Government Obligations—28.1%
Federal National Mortgage Assn. Nts.:
1.25%, 1/30/17	47,553,000	48,418,940
1.375%, 11/15/16	48,654,000	49,748,423
U.S. Treasury Bills, 0.085%, 5/8/14[9]	5,000,000	4,998,065
U.S. Treasury Nts.:
1.375%, 9/30/18	86,959,000	87,223,964
2.00%, 9/30/20	35,948,000	35,851,121
2.50%, 8/15/23	3,266,000	3,204,253
Total U.S. Government Obligations (Cost $228,369,581)		229,444,766
Corporate Bonds and Notes—28.5%
Consumer Discretionary—3.5%
Auto Components—0.4%
TRW Automotive, Inc., 7.25% Sr. Unsec. Nts., 3/15/17[1]	2,705,000	3,097,225
Automobiles—1.2%
Ford Motor Credit Co. LLC, 3% Sr. Unsec. Nts., 6/12/17	8,800,000	9,205,706
Hyundai Capital America, 1.875% Unsec. Nts., 8/9/16[1]	1,000,000	1,009,478
		10,215,184
Diversified Consumer Services—0.2%
Service Corp. International, 7% Sr. Unsec. Nts., 5/15/19	1,900,000	2,042,500
Household Durables—0.6%
Jarden Corp., 7.50% Sr. Sub. Nts., 5/1/17	1,800,000	2,092,500
Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	2,056,000	2,091,980
		4,184,480
Specialty Retail—0.3%
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	1,900,000	2,111,375

8      Oppenheimer Limited-Term Bond Fund

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Textiles, Apparel & Luxury Goods—0.8%
Hanesbrands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 12/15/20	$ 1,900,000	$2,085,250
Levi Strauss & Co., 7.625% Sr. Unsec. Nts., 5/15/20	1,900,000	2,092,375
PVH Corp., 7.375% Sr. Unsec. Nts., 5/15/20	1,900,000	2,085,250
		6,262,875
Consumer Staples—1.1%
Beverages—0.2%
Cott Beverages, Inc., 8.125% Sr. Unsec. Nts., 9/1/18	1,900,000	2,056,750
Food & Staples Retailing—0.2%
Safeway, Inc., 3.40% Sr. Unsec. Nts., 12/1/16	2,000,000	2,079,582
Food Products—0.2%
Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	1,650,000	2,058,030
Personal Products—0.2%
Avon Products, Inc., 4.60% Sr. Unsec. Nts., 3/15/20	2,000,000	2,031,044
Tobacco—0.3%
Lorillard Tobacco Co., 2.30% Sr. Unsec. Nts., 8/21/17	2,150,000	2,172,386
Energy—5.3%
Energy Equipment & Services—0.9%
Pacific Drilling SA, 5.375% Sr. Sec. Nts., 6/1/20[1]	2,100,000	2,131,500
Seadrill Ltd., 5.625% Sr. Unsec. Nts., 9/15/17[1]	2,000,000	2,065,000
Weatherford International LLC, 6.35% Sr. Unsec. Nts., 6/15/17	3,070,000	3,509,781
		7,706,281
Oil, Gas & Consumable Fuels—4.4%
Access Midstream Partners LP/ACMP Finance Corp., 5.875% Sr. Unsec. Nts., 4/15/21	2,000,000	2,150,000
Chesapeake Energy Corp., 3.25% Sr. Unsec. Nts., 3/15/16	2,000,000	2,040,000
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	2,100,000	2,173,500
DCP Midstream LLC, 9.75% Sr. Unsec. Nts., 3/15/19[1]	1,300,000	1,651,282
DCP Midstream Operating LP, 2.50% Sr. Unsec. Unsub. Nts., 12/1/17	1,300,000	1,311,978
Energy Transfer Partners LP, 4.15% Sr. Unsec. Nts., 10/1/20	2,100,000	2,154,749
EQT Corp., 5.15% Sr. Unsec. Nts., 3/1/18	2,000,000	2,143,818
Kodiak Oil & Gas Corp., 8.125% Sr. Unsec. Nts., 12/1/19	1,900,000	2,113,750
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[1]	1,600,000	1,672,000
Oasis Petroleum, Inc., 7.25% Sr. Unsec. Nts., 2/1/19	2,000,000	2,165,000
ONEOK Partners LP, 3.20% Sr. Unsec. Nts., 9/15/18	2,100,000	2,172,773
Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[1]	2,154,000	2,191,732
Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	2,490,000	2,873,179
Range Resources Corp., 6.75% Sr. Sub. Nts., 8/1/20	1,900,000	2,071,000
Regency Energy Partners LP/Regency Energy Finance Corp., 6.875% Sr. Unsec. Nts., 12/1/18	1,900,000	2,056,750
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[1]	2,059,000	2,064,148
Spectra Energy Partners LP:
2.95% Sr. Unsec. Nts., 9/25/18	2,000,000	2,047,284
4.60% Sr. Unsec. Nts., 6/15/21	1,000,000	1,047,195
		36,100,138

9      Oppenheimer Limited-Term Bond Fund

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Financials—9.1%
Capital Markets—1.2%
Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	$ 1,325,000	$1,326,226
Macquarie Bank Ltd., 2% Sr. Unsec. Nts., 8/15/16[1]	3,400,000	3,451,517
Northern Trust Corp., 3.95% Sub. Nts., 10/30/25	792,000	782,247
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[2,8]	3,500,000	3,731,875
		9,291,865
Commercial Banks—3.0%
Fifth Third Bancorp, 4.30% Sub. Nts., 1/16/24	2,060,000	2,047,869
HBOS Capital Funding LP, 6.071% Jr. Sub. Perpetual Bonds[1,2,8]	2,100,000	2,102,625
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[2]	4,500,000	4,691,250
Huntington Bancshares, Inc., 2.60% Sr. Unsec. Nts., 8/2/18	3,400,000	3,442,979
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[1]	900,000	1,012,947
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[1,2,8]	2,700,000	2,808,000
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U2,8	2,300,000	2,213,750
Santander Holdings USA, Inc., 3.45% Sr. Unsec. Nts., 8/27/18	760,000	787,623
Santander UK plc, 5% Sub. Nts., 11/7/23[1]	2,035,000	2,037,991
Zions Bancorporation, 4% Sr. Unsec. Nts., 6/20/16	3,806,000	3,986,168
		25,131,202
Consumer Finance—0.8%
Ally Financial, Inc., 3.50% Sr. Unsec. Nts., 7/18/16	2,100,000	2,165,625
Discover Bank, 4.20% Sr. Unsec. Nts., 8/8/23	2,100,000	2,109,643
National Rural Utilities Cooperative Finance Corp., 4.75% Sr. Unsec. Sub. Nts., 4/30/43[2]	1,800,000	1,680,750
		5,956,018
Diversified Financial Services—1.5%
ABN AMRO Bank NV, 2.50% Sr. Unsec. Nts., 10/30/18[1]	3,309,000	3,333,414
Bank of America Corp., 2.60% Sr. Unsec. Nts., 1/15/19	1,125,000	1,138,088
Citigroup, Inc., 2.50% Sr. Unsec. Nts., 9/26/18	3,300,000	3,352,883
ING US, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]	2,250,000	2,193,638
McGraw Hill Financial, Inc., 5.90% Sr. Unsec. Nts., 11/15/17	2,000,000	2,191,928
		12,209,951
Insurance—2.0%
Allstate Corp. (The), 5.75% Sub. Nts., 8/15/53[2]	2,140,000	2,176,112
American International Group, Inc., 3.375% Sr. Unsec. Nts., 8/15/20	1,700,000	1,729,656
Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[1]	2,000,000	1,964,410
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[2]	3,500,000	3,500,000
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[2]	2,285,000	2,199,313
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,2,8]	4,400,000	4,686,000
		16,255,491
Real Estate Investment Trusts (REITs)—0.6%
American Tower Corp., 5.05% Sr. Unsec. Unsub. Nts., 9/1/20	2,000,000	2,120,316
Host Hotels & Resorts LP, 5.875% Sr. Unsec. Nts., 6/15/19	2,350,000	2,551,005
		4,671,321

10      Oppenheimer Limited-Term Bond Fund

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care—0.5%
Health Care Providers & Services—0.2%
Omnicare, Inc., 7.75% Sr. Sub. Nts., 6/1/20	$ 1,850,000	$2,067,375
Pharmaceuticals—0.3%
Hospira, Inc., 6.05% Sr. Unsec. Nts., 3/30/17	1,900,000	2,096,585
Industrials—2.8%
Aerospace & Defense—0.2%
Huntington Ingalls Industries, Inc., 6.875% Sr. Unsec. Nts., 3/15/18	1,900,000	2,056,750
Building Products—0.2%
Masco Corp., 5.85% Sr. Unsec. Nts., 3/15/17	1,900,000	2,080,500
Commercial Services & Supplies—0.6%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	2,130,000	2,199,225
RR Donnelley & Sons Co., 8.25% Sr. Unsec. Nts., 3/15/19	1,900,000	2,189,750
		4,388,975
Industrial Conglomerates—0.5%
GE Capital Trust I, 6.375% Sub. Nts., 11/15/67[2]	3,900,000	4,221,750
Machinery—0.4%
CNH Capital LLC, 3.25% Sr. Unsec. Nts., 2/1/17[1]	1,000,000	1,015,000
Oshkosh Corp., 8.50% Sr. Unsec. Nts., 3/1/20	1,100,000	1,218,250
Xylem, Inc., 3.55% Sr. Unsec. Nts., 9/20/16	1,600,000	1,686,142
		3,919,392
Professional Services—0.2%
Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	2,120,000	2,072,300
Road & Rail—0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.375% Sr. Unsec. Nts., 3/15/18[1]	1,500,000	1,548,779
Trading Companies & Distributors—0.5%
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	2,000,000	2,165,000
United Rentals North America, Inc., 9.25% Sr. Unsec. Nts., 12/15/19	1,800,000	2,018,250
		4,183,250
Information Technology—0.5%
IT Services—0.2%
Fidelity National Information Services, Inc., 7.875% Sr. Unsec. Nts., 7/15/20	1,500,000	1,646,447
Semiconductors & Semiconductor Equipment—0.3%
NXP BV/NXP Funding LLC, 3.50% Sr. Unsec. Nts., 9/15/16[1]	2,100,000	2,170,875
Materials—1.8%
Containers & Packaging—0.5%
Cascades, Inc., 7.875% Sr. Unsec. Nts., 1/15/20	1,200,000	1,293,000
Sealed Air Corp., 8.125% Sr. Unsec. Nts., 9/15/19[1]	1,850,000	2,095,125
		3,388,125

11      Oppenheimer Limited-Term Bond Fund

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Metals & Mining—1.3%
Barrick Gold Corp., 2.90% Sr. Unsec. Nts., 5/30/16	$ 1,700,000	$1,778,465
FMG Resources August 2006 Pty Ltd., 6.375% Sr. Unsec. Nts., 2/1/16[1]	1,200,000	1,249,500
Freeport-McMoRan Copper & Gold, Inc., 2.375% Sr. Unsec. Nts., 3/15/18	2,250,000	2,246,114
Plains Exploration & Production Co., 8.625% Sr. Unsec. Nts., 10/15/19	1,500,000	1,655,496
Steel Dynamics, Inc., 7.625% Sr. Unsec. Nts., 3/15/20	1,850,000	2,021,125
Xstrata Finance Canada Ltd., 2.05% Sr. Unsec. Nts., 10/23/15[1]	2,100,000	2,119,412
		11,070,112
Telecommunication Services—2.8%
Diversified Telecommunication Services—2.6%
CenturyLink, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/20	2,100,000	2,147,250
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	1,830,000	2,104,500
Koninklijke KPN NV, 7% Sr. Sub. Nts., 3/28/73[1,2]	2,100,000	2,160,810
Telecom Italia Capital SA, 7.175% Sr. Unsec. Nts., 6/18/19	1,900,000	2,130,337
Telefonica Emisiones SAU, 5.877% Sr. Unsec. Nts., 7/15/19	2,900,000	3,283,722
T-Mobile USA, Inc., 5.25% Sr. Unsec. Nts., 9/1/18[1]	2,100,000	2,197,125
Verizon Communications, Inc., 4.50% Sr. Unsec. Nts., 9/15/20	3,100,000	3,333,182
Windstream Corp., 7.875% Sr. Unsec. Nts., 11/1/17	1,850,000	2,132,125
		19,489,051
Wireless Telecommunication Services—0.2%
Crown Castle International Corp., 7.125% Sr. Unsec. Nts., 11/1/19	1,900,000	2,067,010
Utilities—1.1%
Electric Utilities—0.7%
EDP Finance BV, 6% Sr. Unsec. Nts., 2/2/18[1]	1,850,000	1,977,188
Great Plains Energy, Inc., 6.875% Sr. Unsec. Nts., 9/15/17	1,368,000	1,573,625
Iberdrola Finance Ireland Ltd., 5% Sr. Unsec. Nts., 9/11/19[1]	2,000,000	2,172,016
		5,722,829
Energy Traders—0.1%
Dayton Power & Light Co., 1.875% Sr. Sec. Nts., 9/15/16[1]	1,000,000	1,010,098

Multi-Utilities—0.3%
CMS Energy Corp., 6.55% Sr. Unsec. Nts., 7/17/17	2,200,000	2,544,654
Total Corporate Bonds and Notes (Cost $228,391,601)		233,378,555

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaption Purchased—–0.0%
Interest Rate Swap maturing 12/10/23 Call[10] (Cost $200,000)	JPM	Pay	Three-Month BBA LIBOR	1.740%	12/6/13	$100,000	—
Total Investments, at Value (Cost $960,262,949)					119.8%		979,065,630
Liabilities in Excess of Other Assets					(19.8)		(161,872,679)

Net Assets					100.0%		$ 817,192,951

Footnotes to Statement of Investments

*November 29, 2013 represents the last business day of the Fund’s reporting period. See accompanying Notes.

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $118,421,447 or 14.49% of the Fund’s net assets as of November 29, 2013.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $17,270,330 or 2.11% of the Fund’s net assets as of November 29, 2013.

4. Interest rate is less than 0.0005%.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after November 29, 2013. See accompanying Notes.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $137,742 or 0.02% of the Fund’s net assets as of November 29, 2013.

12      Oppenheimer Limited-Term Bond Fund

STATEMENT OF INVESTMENTS Unaudited / Continued

7. Restricted security. The aggregate value of restricted securities as of November 29, 2013 was $300,290, which represents 0.04% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
Capital Lease Funding Securitization LP,
Interest-Only Commercial Mtg. Pass-
Through Certificates, Series 1997-CTL1,
Cl. IO, 0%, 6/22/24	4/21/97-6/21/97	$775,899	$175,323	$600,576
Lehman Structured Securities Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 2002-GE1, Cl. A,
2.514%, 7/26/24	1/28/02	139,997	124,967	15,030

		$915,896	$300,290	$615,606

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $4,998,065. See accompanying Notes.

10. Non-income producing security.

Footnotes to Statement of Investments Continued

Futures Contracts as of November 29, 2013:
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Unrealized Appreciation (Depreciation)

U.S. Treasury Long Bonds	CBT	Sell	3/20/14	1,120	$(19,532)
U.S. Treasury Nts., 2 yr.	CBT	Sell	3/31/14	334	(17,725)
U.S. Treasury Nts., 5 yr.	CBT	Sell	3/31/14	997	(19,584)
U.S. Treasury Nts., 10 yr.	CBT	Sell	3/20/14	723	72,907
U.S. Treasury Ultra Bonds	CBT	Buy	3/20/14	395	86,735

					$102,801

Glossary:
Counterparty Abbreviations
JPM	JPMorgan Chase Bank NA

Definitions
BBA LIBOR	British Bankers’ Association London Interbank Offered Rate

Exchange Abbreviations
CBT	Chicago Board of Trade

13      Oppenheimer Limited-Term Bond Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within three months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of November 29, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$191,368,892
Sold securities	8,536,948

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

14      Oppenheimer Limited-Term Bond Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

15      Oppenheimer Limited-Term Bond Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public

16      Oppenheimer Limited-Term Bond Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

17      Oppenheimer Limited-Term Bond Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

The table below categorizes amounts as of November 29, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$57,748,244	$—	$57,748,244
Mortgage-Backed Obligations	—	455,273,519	3,220,546	458,494,065
U.S. Government Obligations	—	229,444,766	—	229,444,766
Corporate Bonds and Notes	—	233,378,555	—	233,378,555
Over-the-Counter Interest Rate Swaption Purchased	—	—	—	—

Total Investments, at Value	—	975,845,084	3,220,546	979,065,630
Other Financial Instruments:
Variation Margin Receivable	$232,346	$—	$—	$232,346

Total Assets	$232,346	$975,845,084	$3,220,546	$979,297,976

Liabilities Table
Other Financial Instruments:
Variation Margin Payable	$(52,220)	$—	$—	$(52,220)

Total Liabilities	$(52,220)	$—	$—	$(52,220)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Asset-Backed Securities	(3,394,249)	3,394,249

*Transferred from Level 2 to Level 3 because of the lack of observable market data.

18      Oppenheimer Limited-Term Bond Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

19      Oppenheimer Limited-Term Bond Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended November 29, 2013, the Fund had an ending monthly average market value of $82,068,832 and $399,260,609 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

20      Oppenheimer Limited-Term Bond Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the period ended November 29, 2013, the Fund had an ending monthly average market value of $36 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or

21      Oppenheimer Limited-Term Bond Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of November 29, 2013, the Fund has not required certain counterparties to post collateral.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

22      Oppenheimer Limited-Term Bond Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of November 29, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 29, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$960,272,855
Federal tax cost of other investments	(376,372,823)

Total federal tax cost	$583,900,032

Gross unrealized appreciation	$24,512,969
Gross unrealized depreciation	(5,617,393)

Net unrealized appreciation	$18,895,576

23      Oppenheimer Limited-Term Bond Fund

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/29/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Bond Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	1/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	1/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/13/2014